EXHIBIT 99.1

Radyne Reports Record Annual Sales and Earnings

PHOENIX, Feb. 12, 2007 (PRIME NEWSWIRE) -- Radyne Corporation (Nasdaq:RADN), today reported its second consecutive year of record sales of $134.2 million for the year ended December 31, 2006, up 30% compared to 2005 sales of $103.3 million. Earnings from operations also set a new record of $16.9 million for the full year of 2006, a 10% increase from $15.4 million for 2005. Earnings per diluted share ("EPS") for the year were $0.63 per share compared to $0.60 for 2005. Reported 2006 earnings included equity compensation expense of $2.4 million which had the effect of reducing EPS by $0.08.

The growth in sales was led by the inclusion of a full year of the Xicom Technology business which sold $63.9 million in high power amplifiers and related equipment during 2006 compared to $32.7 million during the last seven months of 2005. On a pro forma basis, Xicom sales grew 30% during 2006 compared to the previous equivalent period.

For the fourth quarter, sales were $36.3 million compared to $36.8 million for the same period in 2005, EPS was $0.19 compared to $0.24 for the fourth quarter of 2005. Earnings during the fourth quarter of 2006 included $335,000 of equity compensation expense which had the effect of reducing the EPS by $0.01.

Bookings during the fourth quarter of 2006 were $28.8 million compared to $35.0 million during the fourth quarter of 2005. At the end of the year, Radyne's backlog was $25.7 million compared to $32.2 million at the end of 2005.

"We are pleased with our overall performance for 2006 and particularly with the impressive results turned in by Xicom," commented Myron Wagner, CEO. "Looking forward to 2007, January has already provided a strong bookings start. Our newest product introduction, the DMD 1050 modem card has generated strong customer interest as a smaller lighter solution targeting the 'on the move' military market. This, coupled with other product and market initiatives under way, should position us well for sales growth this year."

At the end of the year, Radyne's cash balance was $27.5 million compared to $16.9 million at the end of 2005. The company had no debt at year end compared to $4.8 million in a bank loan a year earlier. The retirement of this debt and the increase in cash balances combined represent a net cash increase of $15.4 million during 2006. Consolidated Accounts Receivable increased to $27.8 million compared to $20.3 million at the beginning of the year. Consolidated Inventory was $21.1 million compared to $18.1 million at the end of 2005.

Radyne will be holding a conference call today, Monday, February 12, 2007 at 4:30 p.m. EDT to discuss its annual and fourth quarter 2006 financial results and operational highlights. The call is open to the public. The domestic dial in number is 1-800-299-7928 and the international dial in number is +1-617-614-3926. The conference will also be accessible via the Internet at http://investors.radn.com and www.earnings.com.

About Radyne Corporation

Radyne Corporation designs, manufactures, sells, integrates and installs products, systems and software used for the transmission and reception of data and video over satellite, troposcatter, microwave and cable communication networks. The Company, through its Tiernan subsidiary, is a supplier of HDTV and SDTV encoding and transmission equipment. The Xicom Technology subsidiary is a producer of high power amplifiers for communications applications. Radyne is headquartered in Phoenix, Arizona, has manufacturing facilities in Phoenix, San Diego, and Santa Clara, California, and sales offices in Singapore, Beijing, Jakarta and the United Kingdom. The Company also has sales and/or service centers in Sao Paulo, Bangalore, Shanghai and Moscow. For more information, visit our web site at www.radn.com.

Safe Harbor Paragraph for Forward-Looking Statements

This press release includes statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act") and Radyne Corporation claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act. Forward-looking statements involve risks, uncertainties and other factors that may cause actual results, performance or achievements of Radyne Corporation and its subsidiaries to be materially different from those expressed or implied by such forward-looking statements. These forward-looking statements are often characterized by the terms "may," "believes," "projects," "expects," "intends" or "anticipates," and do not reflect historical facts. Specific forward-looking statements contained in this press release include expectations for future revenues, orders and backlog, cash flow and earnings per share and indications that the Company will benefit from strong market demand for its new products. There is no assurance that Xicom sales will continue to grow or that new product and market initiatives will meet sales expectations in the future. We cannot guarantee that the Company will continue to generate cash and asset fluctuations may be seasonal in nature and not an indication of future results. There can be no assurance that the indicators that the Company relies on to gauge future business prospects, such as backlog and bookings, will accurately forecast future results.

Factors that may affect forward-looking statements and the Company's business generally include but are not limited to the following: changes in demand for the Company's products, product mix, the timing of customer orders and deliveries, the impact of competitive products and pricing, constraints on supplies of critical raw materials, excess or shortage of production capacity, and other risks discussed from time to time in the Company's SEC filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions.

Forward-looking statements speak only as of the date the statement was made. Radyne Corporation does not undertake and specifically declines any obligation to update any forward-looking statements. In addition, the Company does not endorse any projections regarding future performance that may be made by third parties.

                     Condensed Consolidated Balance Sheets
                                (in thousands)
                                  Unaudited

                                                   December 31,
                                                 2006        2005
                                               --------    --------
              Assets
 Current assets:
  Cash and cash equivalents                    $ 27,540    $ 16,928
  Accounts receivable - trade, net of
   allowance for doubtful accounts of $266
   and $804, respectively                        27,828      20,337
  Inventories                                    21,106      18,057
  Deferred tax assets                             2,593       3,010
  Prepaid expenses and other assets               1,196         864
                                               --------    --------
   Total current assets                          80,263      59,196

 Goodwill                                        29,950      30,333
 Intangibles                                      5,567       6,706
 Deferred tax assets, net                           190        --
 Property and equipment, net                      3,822       4,098
 Other assets                                       212         295
                                               --------    --------
   Total Assets                                $120,004    $100,628
                                               ========    ========
    Liabilities and Stockholders' Equity
 Current liabilities:
  Accounts payable                             $  5,959    $  5,054
  Accrued expenses                                9,994       9,045
  Customer advance payments                       1,057       2,319
  Current portion of long-term debt                --         1,000
  Income taxes payable                              981         609
                                               --------    --------
   Total current liabilities                     17,991      18,027

 Long-term debt, less current portion              --         3,750
 Deferred tax liability                            --           752
 Other long-term liabilities                        148         459
                                               --------    --------
   Total liabilities                             18,139      22,988
                                               --------    --------

 Stockholders' equity:
  Common stock; $.001 par value -
   authorized,50,000,000 shares; issued
   and outstanding, 18,351,576 shares
   and 17,334,467 shares, respectively               18          17
  Additional paid-in capital                     75,500      63,171
  Retained earnings                              26,315      14,450
  Other comprehensive income                         32           2
                                                           --------
   Total stockholders' equity                   101,865      77,640
                                               --------    --------
   Total Liabilities and Stockholders' Equity  $120,004    $100,628
                                               ========    ========

                              Radyne Corporation
                Condensed Consolidated Statements of Operations
                     (in thousands, except per share data)
                                  Unaudited

                               Three Months ended      Year ended
                                  December 31,        December 31,
                               ------------------  ------------------
                                 2006      2005      2006      2005
                               --------  --------  --------  --------
 Net sales                     $ 36,310  $ 36,795  $134,209  $103,263
 Cost of sales                   21,366    20,914    77,738    57,251
                               --------  --------  --------  --------
   Gross profit                  14,944    15,881    56,471    46,012
                               --------  --------  --------  --------

 Operating expenses:
  Selling, general and
   administrative                 7,368     7,121    28,626    21,777
  Research and development        2,727     2,766    10,947     8,824
                               --------  --------  --------  --------
   Total operating expenses      10,095     9,887    39,573    30,601
                               --------  --------  --------  --------

 Earnings from operations         4,849     5,994    16,898    15,411

 Other (income) expense:
  Interest expense                   30        85       241       252
  Interest and other income        (407)     (120)   (1,359)     (665)
                               --------  --------  --------  --------

 Earnings before income taxes     5,226     6,029    18,016    15,824
                               --------  --------  --------  --------
  Income tax expense              1,663     1,739     6,150     5,138
                               --------  --------  --------  --------
 Net earnings                  $  3,563  $  4,290  $ 11,866  $ 10,686
                               ========  ========  ========  ========
 Earnings per share:
  Basic                        $   0.19  $   0.25  $   0.66  $   0.63
                               ========  ========  ========  ========
  Diluted                      $   0.19  $   0.24  $   0.63  $   0.60
                               ========  ========  ========  ========

 Weighted average number of
  common shares outstanding:
  Basic                          18,285    17,147    18,026    16,838
                               ========  ========  ========  ========
  Diluted                        18,889    18,199    18,845    17,700
                               --------  --------  --------  --------

                               Radyne Corporation
                   Condensed Consolidated Statements of Cash Flows
                                 (in thousands)
                                   Unaudited

                                                    Years ended
                                                    December 31,
                                                --------------------
                                                  2006        2005
                                                --------    --------
 Cash flows from operating activities:
  Net earnings                                  $ 11,866    $ 10,686
  Adjustments to reconcile net earnings to
   net cash provided by operating activities:
    Provision for bad debt                           374        (331)
    Deferred income taxes                            187       3,070
    Gain on disposal of assets                      (264)        (53)
    Depreciation and amortization                  3,441       2,378
    Tax benefit from disqualifying dispositions    1,430         836
    Stock compensation expense                     2,387         365
  Increase (decrease) in cash resulting from
   changes in:
    Accounts receivable                           (7,865)     (4,787)
    Inventories                                   (3,049)        542
    Prepaid expenses and other current assets       (334)        324
    Other assets                                      66         (44)
    Accounts payable                                 682      (2,262)
    Accrued expenses                                 949       1,971
    Income taxes payable                             372         286
    Customer advance payments                     (1,262)        347
    Long-term obligations                           (265)       (399)
    Accrued stock option compensation                (45)       (100)
                                                --------    --------
     Net cash provided by operating activities     8,670      12,829
                                                --------    --------

 Cash flows from investing activities:
    Acquisition, net of cash                        (104)    (43,538)
    Capital expenditures                          (2,134)     (2,053)
    Proceeds from sales of property and
     equipment                                       388         104
                                                --------    --------
     Net cash used in investing activities        (1,850)    (45,487)
                                                --------    --------

 Cash flows from financing activities:
    Borrowing from notes payable                    --         5,000
    Payments under notes payable                  (4,750)       (250)
    Net proceeds from sale of common stock to
     employees                                     1,190         768
    Exercise of stock options                      6,265       2,054
    Exercise of redeemable warrants                   --       2,717
    Tax benefit from disqualifying dispositions    1,057          --
    Principal payments on capital lease
     obligations                                      --          (5)
                                                --------    --------
     Net cash provided by financing activities     3,762      10,284
                                                --------    --------

 Net (decrease) increase in cash and cash
  equivalents                                     10,582     (22,374)
 Effects of exchange rate changes on cash and
  cash equivalents                                    30           2
 Cash and cash equivalents, beginning of year   $ 16,928      39,300
                                                --------    --------
 Cash and cash equivalents, end of year         $ 27,540    $ 16,928
                                                ========    ========
 Supplemental disclosures of cash flow
  information:
     Cash paid for interest                     $    275    $    176
                                                ========    ========
     Cash paid for taxes                        $  3,104    $    623
                                                ========    ========

 Non-cash investing activities:
  Issuance of 219,709 shares of common stock in
   acquisition                                  $     --    $  2,018
                                                ========    ========
  Adjustments for Xicom Acquisition Accounting  $    488    $     --
                                                --------    --------

                          Radyne Corporation
                           Segment Reporting
                               Unaudited

                     Year ended December 31, 2006
                            (in thousands)

                Satellite
               electronics
              and broadcast
                 equipment      Amplifiers   Corporate    Total
              -------------------------------------------------------
 Net sales       $ 72,156        $ 62,053    $     --   $134,209
 Operating
  income
  (expense)      $ 26,659        $  6,485    $(16,246)  $ 16,898
              =======================================================
 Depreciation
  and
  amortization   $  1,056        $  2,385    $     --   $  3,441
              =======================================================
 Total
  assets         $ 57,126        $ 62,878    $     --   $120,004
              -------------------------------------------------------

                    Year ended December 31, 2005
                            (in thousands)

                Satellite
               electronics
              and broadcast
                 equipment      Amplifiers   Corporate    Total
              -------------------------------------------------------
 Net sales       $ 70,848        $ 32,415    $     --   $103,263
 Operating
  income
  (expense)      $ 27,423        $  1,656    $(13,668)  $ 15,411
              =======================================================
 Depreciation
  and
  amortization   $    973        $  1,405    $     --   $  2,378
              =======================================================
 Total
  assets         $ 42,136        $ 58,492    $     --   $100,628
              -------------------------------------------------------

RADN-PR

CONTACT:  Radyne Corporation
          Malcolm Persen, Chief Financial Officer
          (602) 437-9620